Exhibit 99.1

May 2016

 Certain statements contained in this presentation that are not historical facts, including any statements as to future market conditions, results of operations and financial projections, are forward-looking statements and are thus prospective. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future express or implied results. Although SPX believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In addition, estimates of future operating results are based on the company’s existing operations, which are subject to change. Particular risks facing SPX include risks relating to economic, business and other risks stemming from changes in the economy, legal and regulatory risks, cost of raw materials, pricing pressures, our international operations, our recent spin-off transaction, and our ability to manage changes and measure and estimate the expected revenue and cost associated with our power projects in South Africa and integration of acquisitions. More information regarding such risks can be found in SPX’s Annual Report on Form 10-K and other SEC filings. Statements in this presentation are only as of the time made, and SPX does not intend to update any statements made in this presentation except as required by regulatory authorities. This presentation includes non-GAAP financial measures. We believe that these non-GAAP measures are useful to investors in evaluating our operating performance and our management of business from period to period. “Core” and “Base Power” results in this presentation exclude the results of the South African projects. May 2016 2

SPX Corporation: Company Overview May2016 SPX

Company Overview The “New” SPX Corporation SPX Corporation is a Leading Supplier of HVAC, Detection & Measurement and Power Equipment; More than 2/3 of Revenue is Generated by Sales Into North America May 2016 4 Headquartered in Charlotte, NC A leading supplier of:  HVAC products,71%16%  Detection & Measurement technologies, and  Power equipment 10% ~$1.7b of revenue in 2015 ~6,000 employees0% NYSE Ticker: SPXC3% 2015 Revenue by Region

Key Product Offerings and Financial Profile by Segment  Fluid coolers  Electrical heating products  Communication technologies (1) Excludes South African projects Segment Income is Predominantly Generated by the HVAC and Detection & Measurement Segments May 2016 5  Power transformers  Cooling towers  Heat exchangers  Pollution filters 2015 base power business(1):  $931m revenue  Segment Income margin: 1%  Locators  Fare collection systems  Obstruction lighting 2015:  $232m revenue  Segment Income margin: 20%  Package cooling units  Residential and non-residential boilers 2015:  $529m revenue  Segment Income margin: 15%

Value Creation in Core Businesses Grow HVAC platform:  New product development  Channel development  Geographic expansion  Leverage synergies Grow Detection & Measurement platform:  Continue to upgrade installed base  New product launches in 2016  Expand vertically and geographically  Extend product offering into adjacent markets Substantial Growth in Earnings and Cash Flow Improve efficiency of power transformer business: Reduce complexity, risk and cost in power generation business:  Project execution and selectivity  Focus on working capital  Reposition business Increase sales of new, value-engineered power transformer design Productivity initiatives   Expanding in Attractive Markets While Reducing Exposure to Lower Return Markets May 2016 6 POWER Generation Detection & Measurement POWER Tr HVAC ansforme rs

Value Creation Key Accomplishments Making Progress On Value Creation Strategies May 2016 7  Engaged BNP Paribas to pursue sale of European-based portion of our power generation business  Completed sale of Global Dry Cooling business in Q1 2016  Transformers’ margin improvements ahead of schedule  South African Projects: GE agreement amendment completed in Q4 2015  New Genfare Link fare collection system installed in key reference market  Launch of RD8100 GPS-enabled cable and pipe locator  Launch of new evaporative condenser product (industrial refrigeration)  Launch of new high-efficiency boiler (residential heating)

Segment Overview May2016 SPX

HVAC Segment Overview 2015 Revenue $529 Heating 54% Cooling 46% APAC 8% EMEA 5% Replacement 67% New Build 33% Revenue Profile Geography NA 87% Note: Revenue Profile breakdown is based on Management’s best estimates of end-market uses 9 May 2016 2016 Outlook Considerations EMEA and APAC market environments Timing of start of Q4’15 winter heating season Growth from 2015/2016 new product launches Commercial construction sensitivity Favorable mix effect on 2015 margins  High degree of replacement sales and North American-focused footprint ($ millions) 2014 2015 3-Yr Target Revenue $536 $529 2-4% CAGR Segment Income % 13.0% 15.2% 15-16%

Heating Products Overview Systems 66% Electrical Products Strong Product Brands and Leading Market Positions in North America May 2016 10  North American businesses with strong brands  Products used in residential and non-residential markets and sold primarily through distributors  End customers concentrated in the Northeast and Midwest  Demand for boiler systems is seasonal:  Concentrated in the second half  Sensitive to heating season degree days  Key organic growth opportunities: 2015 Revenue Breakdown Boiler $286m Heating 34%  Product portfolio expansion  Sales channel management

Heating Product Examples Broad Product Offering of Heating Solutions for Residential and Light Commercial Applications May 2016 11 Residential Boilers Commercial Boilers  Standard cast iron Standard cast iron  High efficiency High efficiency  Natural gas and oil Natural gas and oil Electrical Heating Products Digital wall heaters Wash-down, corrosion resistant heaters Aluminum convection heaters

Cooling Products Overview Service 84% 72% Strong Product Brands and Leading Market Positions Across Cooling Product Portfolio May 2016 12 2015 Revenue by Geography 10% 18%  Cooling products used in non-residential, commercial construction, process cooling and refrigeration applications  Well-recognized product brands: Marley and Recold  Well-established sales channel including reps and distributors  Demand generally follows construction trends (e.g., Dodge Index)  Key growth opportunities: Expand in adjacent markets New product development Channel expansion Geographic expansion 2015 Revenue Breakdown Package Cooling Towers$243mParts and 16%

Cooling Product Examples SPX Over 90 Years of Experience Engineering andManufacturing Cooling Towers; Marley Sets a High Standard for Efficiency and Quality May 2016

Detection & Measurement Segment Overview Fare Collection Technologies 17% Locators & Inspection Equipment 45% 2015 Revenue $232 Communication Technologies 38% APAC 11% New Build 25% Replacement 75% Revenue Profile EMEA 26% Geography High degree of replacement sales; strong NA 63% Note: Revenue Profile breakdown is based on Management’s best estimates of end-market uses May 2016 14 2016 Outlook Considerations U.S. federal transportation funding Industrial and commercial construction Global government spending Growth from 2015/2016 new product launches Currency fluctuation  operating leverage and growth in infrastructure-based project businesses ($ millions) 2014 2015 3-Yr Target Revenue $244 $232 2-6% CAGR Segment Income % 22.6% 19.8% 22-24%

Locators & Inspection Equipment conduit locators and inspection equipment $104m Leading Global Supplier of Underground Pipe and Conduit Detection Equipment May 2016 15 Based in the U.K., a leading global supplier of underground pipe and Continuous new product enhancements and loyal customer base ~6% revenue CAGR from 2010-2015 Key demand drivers: Global infrastructure growth Construction growth Telecommunications growth 2015 Revenue by Product LocatorsInspection 70%10% Dry Air 20% 2015 Revenue by Geography 38% 44%18%

Communication Technologies communications intelligence (COMINT) systems 55% Lighting 68% Leading Brands and Technologies May 2016 16 A leading global supplier of spectrum monitoring (SMS) and A leading North American supplier of obstruction lighting products Key demand drivers: Global growth of wireless usage Increased spectrum provisioning and monitoring Anti-terrorism and drug interdiction efforts Maintenance and replacement of installed base 2015 Revenue by Product SMS & COMINTObstruction $89mProducts 45% 2015 Revenue by Geography 22% 10%

Communication Technologies From Borders to Battlefields and From Urban Landscapes to Wide Open Spaces, Our Products Empower Customers to Monitor, Analyze and Manage the RF Spectrum 17 May 2016 Spectrum Monitoring (SMS) Communications Intelligence (COMINT)

Communication Technologies We Provide High-Quality LED and Xenon Lighting Systems for a Variety of Tower Applications May 2016 18 Flash Lighting Systems Flash Lighting Systems

Fare Collection Technologies A Leading North American Supplier of Fare Collection Technologies May 2016 19 A leading North American supplier in fare collection: Historical market position concentrated on fare box installations Rapidly evolving technology in the market has driven a transformation in our business: Evolved from “fare box supplier” to “fare collection system provider” Invested in software, product development, program management and marketing Strategic relationships with larger public infrastructure system integrators New product introductions have expanded product offering to include: Mobile ticketing Cloud-based data hosting Remote ticket validator Point-of-sale delivery systems GENFARE

Next Generation Fare Collection System Fast Fare Suite of Products Integrated With Back-End Support; We Believe This is The New Industry Standard May 2016 20 Cloud-Based Software Support Fast Fare Box E-ticketing Legacy Farebox Fast Fare-eTM Point-of-Sale e-FareTM

Base Power Overview Power Generation 60% Transformers 40% 2015 Revenue $931 APAC 11% New Build 38% Replacement 62% EMEA 23% Revenue Profile Geography NA 66% Note: Revenue Profile breakdown is based on Management’s best estimates of end-market uses Note: Base Power results exclude the results of the South African projects. 21 May 2016 2016 Outlook Considerations Transformer pricing and lead times Impact of transformers’ operational initiatives Restructuring savings in power generation Additional cost reduction opportunities Global power demand  Margin growth in Transformers business; portfolio re-shaping and cost reduction initiatives in power generation ($ millions) 2014 2015 3-Yr Target Revenue $1,097 $931 (3%)-0% CAGR Segment Income % 3.5% 1.1% 4-5%

Power Transformers Our Focus is on Creating Higher Margins through Operational Efficiencies and Commercial Initiatives May 2016 22  SPX is a leading supplier of power transformers into North America with strong brand equity Locations: Waukesha, WI and Goldsboro, NC  Demand largely driven by replacement of aging installed base: Average age of installed base is ~40 years Recent end market trends: Replacement demand has been strong Market pricing remains competitive with stable lead times Commercial initiatives: Marketing new, value engineered transformer design Focusing on the market segments that best leverage our manufacturing and engineering value

Power Generation Equipment We Provide Highly Engineered Products that Serve Several Types of Power Generation Plants May 2016 23 Hybrid Cooling (ClearSky) Leading supplier of cooling systems, large scale heat exchangers and pollution control systems Highly engineered products Equipment and technological solutions for several types of power generation plants Large installed base with recurring service opportunities Focused on specific strategic actions to significantly reduce our cost base and improve operational efficiency

South Africa May2016 SPX

South African Projects Overview Medupi & Kusile Power Stations Boiler Island Turbine Island These Two Power Stations Expected to Add ~10 GW of Power Capacity When Completed May 2016 25  Medupi and Kusile are the two mega-projects:  Twelve 800 mega-watt coal-fired plants (six at each project site)  Eskom is a state-owned South African utility  Alstom and Mitsubishi Hitachi are the primary contractors  The final unit is expected to be commercially operational around 2021  Four primary phases: manufacturing, construction, commissioning and warranty

& Ql Results 2016 Guidance May2016 SPX

Core Q1 2016 Results Year-over-Year Analysis margin expansion for both Heating and Adjusted Operating Income Margin* -0.4% incentive compensation expenses Core Segment Income Up +30% Over the Prior Year; Adjusted EPS* of $0.09 May 2016 27 ($ millions) Solid organic growth in HVAC segment andRevenue Cooling $362$369 Strong revenue and segment income performance in Detection & Measurement3.0% segment Solid margin performance in Transformers business; margin improvement target on track Reduced restructuring and long-termQ1 2015Q1 2016 Note: Core results exclude the results of the South African projects. *Non-GAAP measure.

HVAC Q1 2016 Results Year-over-Year Analysis $112 higher sales of cooling products $108 Segment Income and Margin Growth in Both Heating and Cooling May 2016 28 ($ millions) Q1 Revenue: Revenue +3.6% year-over-year improvement:Segment Income Margin +4.3% organic growth primarily driven by (0.7%) currency impact Q1 Segment Income and Margin: 14.2% $3.0m increase in Segment Income12.0% 220 basis points of margin improvement due to higher sales and greater operational efficiencies Q1 2015Q1 2016

Detection & Measurement Q1 2016 Results Year-over-Year Analysis $55 from multiple product lines within the $52 Q1 Segment Income and Margin: 17.1% Approximately 8% Organic Revenue Growth and 280 Points of Margin Improvement May 2016 29 ($ millions) Q1 Revenue: Revenue +6.7% year-over-year growth:Segment Income Margin +7.9% organic growth with contributions segment (1.2%) currency impact 19.9% $2.1m increase in Segment Income 280 basis points of margin improvement due to higher revenues and product mix Q1 2015Q1 2016

Base Power Q1 2016 Results Year-over-Year Analysis Q1 Loss and Margin: -1.5% Growth and Strong Execution in Transformers Business, Offset by Challenging Environment in Power Generation Business May 2016 30 ($ millions) Q1 Revenue: Revenue Performance approximately flat:Segment Income Margin +0.6% organic increase, with transformers sales growth largely offset by a challenging$203$202 environment in power generation (1.0%) currency impact -1.0% $0.9m decrease in loss 50 basis points of margin improvement Transformers business on-track to meet full year margin expansion target Q1 2015Q1 2016 Note: Base Power results exclude the results of the South African projects.

Market Commentary  Heating: Muted by warm winter; operational efficiencies driving segment income growth Well Positioned in Mixed Market Environment May 2016 31 Segment/Business Commentary HVAC  Cooling: Solid on strength of commercial market Detection & Measurement  Demand for run-rate products remains steady  Robust frontlog activity; timing of certain projects shifting to 2H 2016 Transformers Business  Stable lead times and pricing  Steady demand profile Power Generation Business  Challenged markets, particularly in Europe  Focused on repositioning the business

2016 Guidance – Core 3Q’15 affects comparisons) commercial efforts in fare collection segments Note: Core results exclude the results of the South African projects. Core Operating Income Range of $80 million to $100 million; Core EPS Range of $0.95-1.25 May 2016 32 Revenue Segment Income Margin HVAC Towards the lower-end of LT annual growth targets of 2-4% Flat (favorable margin project in Detection & Measurement In-line with LT annual growth targets of 2-6% At least 100 bps increase driven by systems Base* Power Transformer revenues up modestly Decline in base power revenues Sale of Dry Cooling At least 50 bps improvement in transformers Reduced overhead in base power Total SPX Core $1.5-1.7 billion (decline due to lower revenues in Power Generation, the sale of Dry Cooling and FX headwinds) 9-10% with improvements across all

2016 Modeling Considerations Note: Core results exclude the results of the South African projects. May 2016 33 Metric Commentary/Assumptions Corporate costs ~$40M Non-cash stock comp $13-15M Restructuring costs ~$5M Interest cost $13-14M Tax rate 35-40%, jurisdictionally sensitive Capex $18-20M Cash cost of pension + OPEB ~$16M ongoing cash cost D&A $30-32M, mostly in COGS Share count 42-43M FCF Conversion ~100% of Core Net Income; Expected cash usage related to South African projects of ~$30-40M South African projects ~$3M of quarterly losses associated with overhead support structure

Financial Position & Capital Allocation May2016 SPX

Financial Position Capital Structure Update Net Leverage Within Target Range May 2016 35 Leverage Ratios Short-term debt & other$382.8x2.8x Current maturities of long-term debt14 Long-term debt3382.5x2.5x1.5-2.5x Gross Debt$390 Less: Cash on hand(98)Q4'15Q1'16LT Target Net Debt$292 Bank Net Leverage*Gross Leverage** *Calculated as defined by SPX’s credit facility agreement. Net debt subtracts cash in excess of $50 million. ** Uses gross debt and LTM EBITDA as defined by SPX’s credit facility agreement. ($ millions) Q1 2016

Financial Position Capital Structure Update Term Debt Cash Other ST Debt 0 Q 4 ' 1 5 Q 1 ' 1 6 No Significant Debt Repayment Requirement Until 2020 May 2016 36 ($ millions) Term Debt Repayment Schedule $24 $40 300 250 200 $350 $350 150$289 100 $101 $98 50 $9$18$18$18 20162017201820192020

Capital Allocation Discipline  Organic business development (1) Net Debt and EBITDA as defined in SPX Corporation’s credit facility Evaluating Highest, Risk-Adjusted Return Opportunities May 2016 37 Methodology Expected Outcome 1)Utilize strategic planning process to evaluate future revenue and earnings growth  Quantify projected future cash flows and estimate total company valuation 2)Maintain target capital structure  Net Debt to EBITDA(1) target range: 1.5x to 2.5x 3)Invest available capital in highest, risk-adjusted, return opportunities: ROIC & EVA models continue to drive allocation decision-making  Cost reduction initiatives  Bolt-on acquisitions (HVAC and Detection & Measurement)  Return of capital to shareholders

Capital Allocation Capital Allocation Strategy Incremental Liquidity of $200m by YE 2018 • • • Growth Investments in Core Businesses Return of Capital to Shareholders Reduction in Debt and Equivalents Expect At Least $200m of Cumulative Incremental Liquidity by Year-End 2018 May 2016 38

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